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                               MARKETSTREET VIP/2


                                   Issued By
                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
               Provident Mutual Variable Annuity Separate Account

              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
               Providentmutual Variable Annuity Separate Account

                       Supplement Dated November 10, 2000
                                     To The
                         Prospectuses Dated May 1, 2000

This supplement describes a change affecting your MarketStreet VIP/2 variable annuity contract (the "Contract").

Currently, you may allocate Net Premiums and Contract Account Value to the Subaccount investing in the Dreyfus Variable Investment Fund's Zero Coupon 2000 Portfolio. On December 28, 2000, the securities held in this Portfolio will mature and the Portfolio will be liquidated.

Prior to December 28, 2000, you may transfer any Contract Account Value allocated to the Dreyfus Zero Coupon 2000 Subaccount to any other Subaccount by following regular transfer procedures. This transfer will not be subject to a transfer charge and will not count toward the limit of 12 free transfers per Contract Year. We will transfer any amounts remaining in the Dreyfus Zero Coupon 2000 Subaccount on December 28, 2000 to the Money Market Subaccount without charge.


                                     * * *

Please retain this supplement with your Prospectus for your reference. If you have any questions, please contact the Service Center at 1-800-688-5177.